Exhibit 99.4

HEAVY EARTH RESOURCES, INC.
(An Exploration Stage Company)

Pro Forma Balance Sheets

	June 30, 2013	Adjustments		June 30, 2013	December 31, 2012	Adjustments		December 31, 2012
Assets	Historical			Pro Forma	Historical			Pro Forma
Current Assets
Cash and cash equivalents	$1,434	$(1,434)	(1)	$-	$178,136	$(145)	(1)	$177,991

Restricted cash	444,316	(444,316)	(1)	-	542,234	(542,234)	(1)	-
Short term investments	99,793	(99,793)	(1)	-	103,211	(103,211)	(1)	-
Other receivables	900,863	(898,913)	(1)	1,950	873,965	(872,015)	(1)	1,950
Inventory	45,420	(45,420)	(1)	-	45,420	(45,420)	(1)	-
Total current assets	1,491,826	(1,489,876)		1,950	1,742,966	(1,563,025)		179,941

Oil and gas properties (full cost method)
Evaluated	11,197,464	(11,197,464)	(1)	-	11,024,000	(11,024,000)	(1)	-
Participating interest in oil and gas contract		1,000,000	(2)	1,000,000		1,000,000	(2)	1,000,000
Property, plant and equipment
Well machinery and equipment	234,453	(234,453)	(1)	-	234,453	(234,453)	(1)	-
Furniture, fixtures and other	61,396	(61,396)	(1)	-	61,396	(61,396)	(1)	-
Less: accumulated depletion, depreciation and amortization	(29,330)	29,330	(1)	-	(27,078)	27,078	(1)	-
Net oil and gas properties, plant and equipment	11,463,983	(10,463,893)		1,000,000	11,292,771	(10,292,771)		1,000,000

Total assets	$12,955,809	$(11,953,859)		$1,001,950	$13,035,737	$(11,855,796)		$1,179,941

Liabilities and Stockholders’ Equity
Current Liabilities:
Cash Overdraft	$2,730	$-		$2,730	$-	$-		$-
Accounts payable and accrued liabilities	5,623,537	(5,228,422)	(1)	395,115	6,456,722	(5,951,329)	(1)	505,393
Related party payables	128,041			128,041	59,470	-		59,470
Total current liabilities	5,754,308	(5,228,422)		525,886	6,516,192	(5,951,329)		564,863

Convertible notes payable	2,500,000	-		2,500,000	1,500,000	-		1,500,000
Total liabilities	8,254,308	(5,228,422)		3,025,886	8,016,192	(5,951,329)		2,064,863
Stockholders’ Equity:
Common stock, $0.001 par value 3,000,000 shares authorized, 71,038,253 and 70,509,331 shares issued and outstanding, respectively	71,038	-		71,038	70,509	-		70,509
Additional paid in capital	21,771,416	-		21,771,416	21,540,021	-		21,540,021
Deficit accumulated during exploration stage	(15,677,548)	(8,188,842)		(23,866,390)	(14,894,348)	(7,601,104)		(22,495,452)
Accumulated other comprehensive loss	(1,463,405)	1,463,405	(1)	-	(1,696,637)	1,696,637	(1)	-
Total stockholders’ equity (deficit)	4,701,501	(6,725,437)		(2,023,936)	5,019,545	(5,904,467)		(884,922)

Total Liabilities and Stockholders’ Equity (Deficit)	$12,955,809	$(11,953,859)		$1,001,950	$13,035,737	$(11,855,796)		$1,179,941

The unaudited pro forma financial information gives effect to the following pro forma adjustments:
(1) Sale of DEEP Core, Inc.
(2) Participating interest in Morichito Block contract

HEAVY EARTH RESOURCES, INC.
(At Exploration Stage)
Pro Forma Statements of Operations

	Six Months Ended June 30,		Six Months Ended June 30,	Year Ended December 31,		Year Ended December 31,
	2013	Adjustments	2013	2012	Adjustments	2012
	Historical		Pro Forma	Historical		Pro Forma
Oil and Gas Revenues

Operating costs and expenses
Exploration and lease operating costs	$59,459	(59,459)	-	107,584	(107,584)	-
Depreciation and amortization	3,252	(3,252)	-	-	-	-
General and administrative	296,089	-	296,089	1,094,167	-	1,094,167
Legal and professional	288,652	-	288,652	1,248,406	-	1,248,406
Impairment of oil and gas properties	19,580	(19,580)	-	5,239,268	(5,239,268)	-
Total operating expenses	667,032	(82,291)	584,741	7,689,425	(5,346,852)	2,342,573

Loss from Operations	(667,032)	82,291	(584,741)	(7,689,425)	5,346,852	(2,342,573)

Other Income (Expense)
Loss on sale of DEEP Core, Inc.	-	(8,271,133)	(8,271,133)	-	(12,947,956)	(12,947,956)
Late payment	(59,250)	-	(59,250)	-	-	-
Interest expense	(56,918)	-	(56,918)	(87,367)	-	(87,367)
Interest expense, beneficial conversion feature	-	-	-	(1,500,000)	-	(1,500,000)
Foreign currency gain (loss)	-	-	-	729,817	-	729,817
Other	-	-	-	89,560	-	89,560
Total other income (expense)	(116,168)	(8,271,133)	(8,387,301)	(767,990)	(12,947,956)	(13,715,946)

Net Loss Before Income Taxes	(783,200)	(8,188,842)	(8,972,042)	(8,457,415)	(7,601,104)	(16,058,519)

Loss from Discontinued Operations, net of income taxes	-	-	-	-	-	-

Net Loss	$(783,200)	$(8,188,842)	$(8,972,042)	$(8,457,415)	$(7,601,104)	$(16,058,519)